Restricted Net Assets	12 Months Ended
Dec. 31, 2017
Restricted Net Assets
Restricted Net Assets

28. Restricted Net Assets

        Relevant PRC laws and regulations permit payments of dividends by the Company's subsidiaries in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company's subsidiaries in the PRC are required to make certain appropriations of net after-tax profits or increases in net assets to the statutory surplus fund prior to payment of any dividends. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC, up to the amount of net assets held in each subsidiary. As a result of these and other restrictions under PRC laws and regulations, the Company's subsidiaries in the PRC are restricted in their ability to transfer their net assets to the Group in terms of cash dividends, loans or advances, with restricted portions amounting to US$7,277,000 and US$6,847,000 as at December 31, 2017 and 2016 respectively, which excludes the Company's subsidiaries with a shareholders' deficit. Even though the Group currently does not require any such dividends, loans or advances from the PRC subsidiaries, for working capital and other funding purposes, the Group may in the future require additional cash resources from the Company's subsidiaries in the PRC due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends to make distributions to shareholders.

        In addition, the Group has certain investments in equity investees in the PRC, where the Group's equity in undistributed earnings amounted to US$85,400,000 and US$116,953,000 as at December 31, 2017 and 2016 respectively.